UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 04, 2010 (Date of earliest event reported)
Atrion Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-10763 (Commission File Number)	63-08218189 (IRS Employer Identification Number)

One Allentown Parkway (Address of principal executive offices)		75002 (Zip Code)
(972)390-9800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 4, 2010 the Board of Directors of Atrion Corporation (the "Company") declared a special cash dividend of $6.00 per share on its common stock, payable on January 29, 2010 to stockholders of record at the close of business on January 19, 2010. The text of the Company's press release announcing the special cash dividend is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit 99.1. Press release dated January 4, 2010.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Atrion Corporation dated January 04, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 04, 2010	ATRION CORPORATION By: /s/ Emile A. Battat Emile A. Battat Chairman and CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Atrion Corporation dated January 04, 2010